SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2007

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                          DELAWARE                     (0-19410)
              (State or Other Jurisdiction     (Commission File Number)
                     of Incorporation)

             70 WALNUT STREET, WELLESLEY HILLS, MASSACHUSETTS 02481
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (781) 239-7502

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01    Notice of Delisting or Failure to Satisgy a Continued Listing Rule
             or Standard; Transfer of Listing

     Point Therapeutics, Inc. ("Point") received a staff determination letter on September 12, 2007 from the Listing Qualifications Department of the Nasdaq Stock Market notifying Point that trading of our common stock on the Nasdaq Capital market will be suspended at the opening of business on September 21, 2007 unless we request an appeal of the determination.

     Point intends to appeal Nasdaq's determination, which request must be made no later than 4:00 p.m. Eastern Time on September 19, 2007. Upon receipt of Point's hearing request, the suspension of Point's common stock will be stayed, pending Nasdaq's final decision. There can be no assurance that the Nasdaq will grant Point's request for continued listing or that Point will be able to regain compliance with Nasdaq. If Point does not file a timely request to appeal, our common stock will be de-listed on September 21, 2007.

As previously reported, Point received a letter from Nasdaq on March 8, 2007 indicating that we did not meet the $1 minimum share price requirement for continued listing set forth in Marketplace Rule 4310(c)(4). In the September 12, 2007 letter, the Nasdaq also cited as a basis for de-listing Point's recent cessation of our clinical and research operations, which the Nasdaq believes renders Point a "public shell", or non-operating company, under Marketplace Rule 4300. Point disagrees with the Nasdaq's characterization of Point as a "public shell."

     A copy of the press release issued on September 17, 2007 is attached as
Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

             99.1 - Press release issued by Point dated September 17, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POINT THERAPEUTICS, INC.

September 18, 2007                       By: /s/ Michael P. Duffy
                                         -----------------------------
                                         Name: Michael P. Duffy
                                         Title: Secretary

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit          Description
-------          -----------
99.1             Press release issued on September 17, 2007.